                                                                   EXHIBIT 99.9


DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

24-Jun-02             Summary Of Bank And Investment Accounts      Attachment 1
4:36 PM                Cruise America Travel, Incorporated
Summary                      Case No: 01-10966 (JCA)                  UNAUDITED
Cruise America               For Month Of May, 2002
Travel, Inc.


                                      Balances
                            ------------------------------       Receipts &         Bank
                                Opening          Closing       Disbursements      Statements       Account
Account                     As Of 5/01/02    As Of 5/31/02       Included          Included       Reconciled
-------                     -------------    -------------     -------------      ----------      ----------
No Bank Or Investment            NA               NA             NA                 NA              NA
Accounts

24-Jun-02                    Receipts & Disbursements              Attachment 2
4:36 PM                Cruise America Travel, Incorporated
Summary                      Case No: 01-10966 (JCA)
Cruise America               For Month Of May, 2002
Travel, Inc.
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

24-Jun-02         Concentration & Investment Account Statements    Attachment 3
4:36 PM               Cruise America Travel, Incorporated
Summary                     Case No: 01-10966 (JCA)
Cruise America              For Month Of May, 2002
Travel, Inc.
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:29
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=29 (CAT - DQSC)


                                      PTD-Actual
                                      31-May-02
                                      ---------

Revenue
Gross Revenue                           0.00
Allowances                              0.00
                                        ----
Net Revenue                             0.00

Operating Expenses
Air                                     0.00
Hotel                                   0.00
Commissions                             0.00
Onboard Expenses                        0.00
Passenger Expenses                      0.00
Vessel Expenses                         0.00
Layup/Drydock Expense                   0.00
Vessel Insurance                        0.00
                                        ----
Total Operating Expenses                0.00

                                        ----
Gross Profit                            0.00

SG&A Expenses
Sales & Marketing                       0.00
Start-Up Costs                          0.00
                                        ----
Total SG&A Expenses                     0.00

                                        ----
EBITDA                                  0.00

Depreciation                            0.00

                                        ----
Operating Income                        0.00

Other Expense/(Income)
Interest Income                         0.00
Equity in Earnings for Sub              0.00
Reorganization expenses                 0.00
                                        ----
Total Other Expense/(Income)            0.00

                                        ----
Net Pretax Income/(Loss)                0.00

Income Tax Expense                      0.00

                                        ----
Net Income/(Loss)                       0.00
                                        ====

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:35
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=29 (CAT - DQSC)


                                              YTD-Actual               YTD-Actual
                                              31-May-02                 22-Oct-01
                                             ------------             ------------

ASSETS

Cash and Equivalent                                  0.00                     0.00

Restricted Cash                                      0.00                     0.00

Accounts Receivable                                  0.00                19,582.06

Inventories                                          0.00                     0.00

Prepaid Expenses                               256,291.69               565,863.67

Other Current Assets                                 0.00                     0.00

                                             ------------             ------------
Total Current Assets                           256,291.69               585,445.73


Fixed Assets                                         0.00                     0.00

Accumulated Depreciation                             0.00                     0.00

                                             ------------             ------------
Net Fixed Assets                                     0.00                     0.00


Net Goodwill                                         0.00                     0.00

Intercompany Due To/From                     4,916,410.65             4,474,118.72

Net Deferred Financing Fees                          0.00                     0.00

Net Investment in Subsidiaries                       0.00                     0.00

                                             ------------             ------------
Total Other Assets                           4,916,410.65             4,474,118.72

                                             ------------             ------------
Total Assets                                 5,172,702.34             5,059,564.45
                                             ============             ============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:35
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=29 (CAT - DQSC)


                                              YTD-Actual               YTD-Actual
                                              31-May-02                 22-Oct-01
                                             ------------             ------------

LIABILITIES

Accounts Payable                                     0.00                     0.00

Accrued Liabilities                                  0.00                     0.00

Deposits                                             0.00                     0.00

                                             ------------             ------------
Total Current Liabilities                            0.00                     0.00


Long Term Debt                                       0.00                     0.00

Other Long Term Liabilities                  1,591,053.16             1,591,053.16

                                             ------------             ------------
Total Liabilities                            1,591,053.16             1,591,053.16


OTHER

Liabilities Subject to Compromise                    0.00                 5,731.15

                                             ------------             ------------
Total Other                                          0.00                 5,731.15


OWNER'S EQUITY

Common Stock                                         0.00                     0.00

Add'l Paid In Capital                           50,000.00                50,000.00

Current Net Income (Loss)                       (9,391.32)              591,526.60

Retained Earnings                            3,541,040.50             2,821,253.54

                                             ------------             ------------
Total Owner's Equity                         3,581,649.18             3,462,780.14

                                             ------------             ------------
Total Liabilities & Equity                   5,172,702.34             5,059,564.45
                                             ============             ============

Cruise America                    ATTACHMENT 6                   01-10966 (JCA)
Travel, Incorporated          Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                                BEGINNING                                            ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE         DEBITS         CREDITS             BALANCE
American Classic Voyages Co.                 01-10954          (103,377.71)            --             --          (103,377.71)
AMCV Cruise Operations, Inc.                 01-10967        (4,057,639.67)        953.02         478.50        (4,057,165.15)
The Delta Queen Steamboat Co.                01-10970          (309,751.39)    132,850.00      79,602.43          (256,503.82)
Great AQ Steamboat, L.L.C.                   01-10960         3,165,198.27             --             --         3,165,198.27
Great Pacific NW Cruise Line, L.L.C.         01-10977           674,733.24             --             --           674,733.24
Great River Cruise Line, L.L.C.              01-10963         1,419,142.24             --             --         1,419,142.24
Great Ocean Cruise Line, L.L.C.              01-10959         2,953,907.27      59,145.50      59,145.50         2,953,907.27
Cape Cod Light, L.L.C.                       01-10962             2,706.08             --             --             2,706.08
Cape May Light, L.L.C.                       01-10961         1,054,561.24             --             --         1,054,561.24
Oceanic Ship Co.                             N/A                  6,631.08             --             --             6,631.08
Ocean Development Co.                        01-10972            15,996.19             --             --            15,996.19
American Hawaii Properties Corporation       01-10976             1,126.92             --             --             1,126.92
Great Independence Ship Co.                  01-10969            16,321.27             --             --            16,321.27
CAT II, Inc.                                 01-10968            23,133.53             --             --            23,133.53
                                                             -------------     ----------     ----------        -------------
                                                              4,862,688.56     192,948.52     139,226.43         4,916,410.65
                                                             =============     ==========     ==========        =============

                      Cruise America Travel, Incorporated
                                 01-10966 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                      Cruise America Travel, Incorporated
                                 01-10966 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Prepaid expenses represent pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.